SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 17, 2013

HASCO MEDICAL, INC.

(Exact name of registrant as specified in its charter)

Florida	333-58326	65-0924471
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

15928 Midway Road, Addison, TX 75001

(Address of principal executive offices) (Zip Code)

Registrant’s telephone number, including area code: (214) 302-0930

______________________________________________

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 5.02.	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On June 17, 2013 Mr. Timothy Spence, Chief Financial Officer of Hasco, Inc. resigned his position as Chief Financial Officer of the company. The Board of Directors appointed Ms. Robin Urban, the Company’s current Controller, as Interim Chief Financial Officer, until a permanent Chief Financial Officer is named. There were no disagreements between the company and Mr. Spence on any matter.

Prior to joining Hasco Medical, Ms. Urban served as Controller with JP Energy Partners, a midstream energy company, as well as tenure with CompUSA. She began her career as a staff auditor with Schulze, Speicher & Company.

Ms. Urban holds a BS. in Accounting from Cedar Crest College in Allentown, PA. She is a Certified Public Accountant.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

HASCO MEDICAL, INC.

Date: June 19, 2013	By:	/s/ Hal Compton, Jr.
Hal Compton, Jr.
Chief Executive Officer and President